EXHIBIT 10.25


                                  AMENDMENT NO. 1 TO
                                KU ENERGY CORPORATION
                         DIRECTOR RETIREMENT RETAINER PROGRAM


                    The KU Energy Corporation Director Retirement Retainer

          Program (the "Plan") is hereby amended, effective as of

          November 1, 1996, in the following respects:

                    1.   By deleting Section 4.4 of the Plan and inserting

          in lieu thereof the following:

                         "4.4 Change in Control.  For purposes of the Plan,
                    a "Change in Control" shall have occurred if at any time on or after November 1, 1996, any of the following events shall occur:

                              (a)  The Company or KU is merged or
                         consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 60% of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors (the "Voting Stock") of the Company immediately prior to such transaction;

                              (b)  The Company or KU sells or
                         otherwise transfers all or substantially all of its assets to any other corporation or other legal entity, and as a result of such sale or transfer less than 60% of the combined voting power of the then-outstanding securities of such other corporation or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                              (c)  There is a report filed on
                         Schedule 13D or Schedule 14D-1 (or any
                         successor schedule, form or report or
                         item therein), each as promulgated
                         pursuant to the Securities Exchange Act
                         of 1934, as amended (the "Act"),
                         disclosing that any person (as the term
                         "person" is used in Section 13(d)(3) or

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                         Section 14(d)(2) of the Act) has become
                         the beneficial owner (as the term
                         "beneficial owner" is defined under Rule
                         13d-3 or any successor rule or
                         regulation promulgated under the Act) of securities representing 10% or more of the combined voting power of the Voting Stock of the Company or the Voting Stock of KU; or

                              (d)  If at any time during any
                         period of two consecutive years,
                         individuals who at the beginning of any
                         such period constitute the directors of
                         the Company or KU cease for any reason
                         to constitute at least a majority
                         thereof, unless the election, or the
                         nomination for election by such
                         company's stockholders, of each director of such company first elected during such period was approved by a vote of at least two-thirds of the directors of such company then still in office who were directors of such company at the beginning of any such period.

                         Notwithstanding the foregoing provisions of
                    paragraph (c) above, unless otherwise determined in a specific case by majority vote of the Board of Directors of the Company and KU, a "Change in Control" shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company, (ii) a Subsidiary or (iii) any Company-sponsored, KU-sponsored or Subsidiary-sponsored employee stock ownership plan or any other employee benefit plan of the Company, KU or Subsidiary, either files or becomes obligated to file a report under or in response to Schedule 13D or
                    Schedule 14D-1 (or any successor schedule, form or report or item therein) under the Act, disclosing beneficial ownership by it of shares of Voting Stock of the Company or KU, whether in excess of 10% or otherwise."

                    IN WITNESS WHEREOF, KU Energy Corporation has caused

          this instrument to be executed in its name by its Chairman of the

          Board, President and Chief Executive Officer and its Corporate

          Seal to be hereunto affixed, attested by its Secretary, as of the

          16th day of December, 1996.




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                                             KU ENERGY CORPORATION



                                             By:/s/Michael R. Whitley
                                                Chairman of the Board,
                                                President and Chief
                                                Executive Officer
          [CORPORATE SEAL]

          ATTEST:George S. Brooks II



























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